EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Reven Housing REIT, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Chad M. Carpenter and Thad L. Meyer, the Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Chad M. Carpenter	Dated: April 30, 2018
Chad M. Carpenter
Title:	Chief Executive Officer, Principal Executive Officer

By:	/s/ Thad L. Meyer	Dated: April 30, 2018
Thad L. Meyer
Title:	Chief Financial Officer, Principal Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.